                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: March 26, 1997
                       (Date of earliest event reported)


                         CAPSTEAD MORTGAGE CORPORATION
             (Exact name of Registrant as specified in its charter)



      Maryland                      1-8896                    75-2027937
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer
                                                          Identification No.)
2711 North Haskell
   Dallas, Texas                                                 75204
(Address of principal executive offices)                      (Zip Code)



Registrant's Telephone Number, Including Area Code:  (214) 874-2323
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Item 5.  Other Events.  This Current Report is being filed solely in order to
         ------------
file the following exhibits as part of the Registrant's Registration Statement on Form S-3 (No. 33-62212), as amended:

          Exhibit No.                            Description
          -----------                            -----------

              1.6 Second Amendment to the Sales Agency Agreement dated as of December 6, 1995 between Capstead Mortgage Corporation and PaineWebber Incorporated (the "Sales Agency Agreement")

              1.7 First Amendment to the Sales Agency Agreement dated as of September 17, 1996 between Capstead Mortgage Corporation and PaineWebber Incorporated (the "Series B Preferred Stock 1996 Sales Agency Agreement")


Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (a)    Not applicable.
        (b)    Not applicable.
        (c)    Exhibits

               Exhibit No.               Description
               -----------               -----------

                   1.6             Second Amendment to the Sales Agency
                                   Agreement

                   1.7 First Amendment to the Series B Preferred Stock 1996 Sales Agency Agreement

                                       2
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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAPSTEAD MORTGAGE CORPORATION



March 26, 1997                             By:  /s/  JULIE A. MOORE
                                              -------------------------------
                                              Julie A. Moore
                                              Senior Vice President - Asset
                                              and Liability Management

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